                                                         Exhibit 24

                         Powers of Attorney

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.



                                           /s/ Michael J. Gasser
                                           Michael J. Gasser

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ Joseph W. Reed
                                           Joseph W. Reed

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ John K. Dieker
                                           John K. Dieker

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ Charles R. Chandler
                                           Charles R. Chandler

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ Michael H. Dempsey
                                           Michael H. Dempsey

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 29th day of February, 2000.


                                           /s/ Naomi C. Dempsey
                                           Naomi C. Dempsey

                         POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ Daniel J. Gunsett
                                           Daniel J. Gunsett

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 2nd day of March, 2000.


                                           /s/ John C. Kane
                                           John C. Kane

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of March, 2000.


                                           /s/ Robert C. Macauley
                                           Robert C. Macauley

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ David J. Olderman
                                           David J. Olderman

                         POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. 401(k) Retirement Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of February, 2000.


                                           /s/ William B. Sparks, Jr.
                                           William B. Sparks, Jr.